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                                                                    EXHIBIT 10.8

             Standard Internet Banking System Licensing Agreement

                                 prepared for
                  Pacific Mercantile Bank, Newport Beach,  CA

1.   The Agreement.
------------------

     Q-UP Systems (QUP), a d.b.a. of Sage Systems Incorporated, grants to Pacific Mercantile Bank doing business at, 450 Newport Center Drive, Suite 100, Newport Beach, CA 92660-7610 (Client), a license to use QUP's Internet Banking System software and any additional module listed in Exhibit A. The license is non-exclusive and non-transferable and is limited to the conditions of this Agreement.

2.   The System.
---------------

     The Internet Banking System software, any additional module listed in Exhibit A, all of the peripheral attachments such as pertinent documentation and any future upgrades, will be hereafter referred to as "The System".

3.   The System Title and License.
---------------------------------

     Client's title rights to The System consist only of the license to use The System as detailed by the terms of this Agreement. Otherwise, title to The System remains the sole possession of QUP. Client will have access to a complete copy of QUP's source code and any related updates and documentation for The System in the event that QUP should cease its business operations. The code will be stored in escrow.

     Under the terms of this license Agreement, Client shall have no right to sub-license, sell, reproduce, manipulate the code or combine The System in any manner. Use of The System is restricted to processing the data needs of Client named in this Agreement only, which thus prohibits time-sharing or servicing The System on behalf of a third party.

4.   Purchase Price.
-------------------

     A deposit as listed in Exhibit A is due upon execution of this Agreement. The remaining balance is due and payable upon receipt of an invoice from QUP subsequent to the Installation. Costs for The System are listed in Exhibit A.

5.   Pre-Installation Requirements.
----------------------------------

     Client must provide and have ready prior to the day of installation the following:

          a)   Internet Connectivity.
               ---------------------

     Client is responsible for acquiring Internet connectivity through an Internet Service Provider. Email, browsers, chat programs and other Internet services not directly related to The System are also the responsibility of the Client.

          b)   Fully Tested Communication Line.
               -------------------------------

     Client must install a line of communication (minimum required - ISDN line) from the demarcation point outside to the ultimate link inside Client's building. Client must certify in writing to QUP prior to installation that the line is connected and operating. Client bears all responsibility and all associated costs for the connection. QUP can advise Client on how to accomplish the communication line, if necessary. In the event that a failed communication line delays installation, Client will be responsible for the extra costs associated with the delay.

     In order to fully test the communication line, a router must be installed. Client is responsible for installing the router. QUP can provide this service for the compensation of time, materials and travel expenses.

          c)   Hardware.
               --------

     As Client has chosen to house The System on-site, Client is responsible for procurement of the minimum hardware requirements as listed in Exhibit A. At Client's request, QUP may provide turnkey assistance in the procurement of all of the necessary hardware with all bills being sent to Client.

          d)   Core Software Data Interface.
               ----------------------------

     QUP will provide the correct interface between Client's host computer system and The System. Client is responsible for providing the "Pull" files in the required formats to extract the necessary data from the host computer system to be utilized by The System. Provided that Client provides all required files in the correct format, QUP will assume responsibility for proper functioning of the interface and will cooperate fully with client to ensure continued proper functioning of this interface. Client, however, is responsible for any and all costs associated with providing the required "Pull" files for this interface, including any billing(s) by the Client's host vendor or other computer professionals employed by Client to facilitate such process.

6.   Server Procedures.
----------------------

     Client will ship its server to QUP's Corporate Headquarters for preparation of installation. QUP will install and configure The System onto the WinNT
     4.0 server, the router, secure access firewall software, and Verisign Security Digital ID. QUP will pre-test the server before delivery to ensure it is functioning properly. QUP will then deliver the secured, configured server to Client on the installation date agreed to by both parties.

7.   On-Site Responsibilities.
-----------------------------

     Client must acknowledge and agree to accept the indirect responsibilities of operating and maintaining The System "in-house". For every subparagraph below, QUP can provide assistance at Client's request. However, QUP reserves the right to charge Client at standard service rates for any assistance that does not specifically relate to The System.

          a)   NT Server.
               ---------
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Q-UP Systems In-Bank License Agreement                                    Page 2


     Client assumes full responsibility for the server on which The System and the NT software platform rests. Troubleshooting issues that arise from the NT server should be addressed to the manufacturer of that server. QUP will provide at time of installation the appropriate contact number for assistance with the NT Server.

          b)   NT Software.
               -----------
     Client assumes full responsibility for its NT server software. Support issues arising over the NT software should be addressed to Microsoft Corp.

          c)   Router.
               ------

     Client assumes full responsibility for the router. Troubleshooting issues arising over the router should be addressed to the manufacturer of that router. QUP will provide at time of installation the appropriate contact number for assistance with the router.

          d)   Tape Back Up.
               ------------

     The System comes equipped with pre-installed, pre-configured tape back up software. Client is also provided with instructions that detail how the software works and needs to be maintained on a daily basis. Client must procure the tape drive, as noted in the hardware requirements in Exhibit A. QUP can assist Client on how to operate the tape back up, but it is Client's full responsibility to ensure daily completion of the tape back up procedure.

8.   Installation.
-----------------

     QUP will deliver and install The System. Client and QUP will mutually agree upon time and date for delivery at some point after the Agreement is executed and the deposit has been tendered, unless QUP executives and Client have made other arrangements. Installation includes testing The System to ensure that it is functioning properly and training of designated representatives.

          a)   Costs.
               -----
     All reasonable costs associated with installation, including travel, meals, lodging, etc are to be reimbursed by Client.

9.   Training.
-------------

     Client must appoint one or more technical representatives to be present on the day of installation. Training includes educating Client's technical representatives about the day to day operations and general maintenance of The System. QUP will provide the Client's designated personnel with an Internal User's Guide that explains the utilities of The System. If Client wishes, QUP will also hold a general training session for customer representatives, tellers, etc to teach them how to use The System from the customer's perspective in order to help facilitate answers to possible questions from customers.

10.  Installation Packet.
------------------------

     Client will receive a packet that includes operational guidelines, a back up installation diskette and procedural forms.

11.  Support Services.
---------------------

     Client can reach QUP at its headquarters Monday through Friday, 8:00 a.m. to 5:00 p.m., CST to get assistance for The System. When upgrades are made to The System, QUP will contact Client to arrange for transfer of the enhanced files.

12.  Termination.
----------------

     This Agreement may be terminated if either party fails in the performance of any of its duties or obligations under this Agreement. In such an event, the harmed party may terminate this Agreement by sending written notice to the breaching party. A party receiving written notice of a harm has ninety
     (90) days from receipt of written notice in which to remedy the Breach to the reasonable satisfaction of the harmed party. If no cure has been reached within ninety (90) days this Agreement automatically terminates. In the event of termination, Client will uninstall The System and return all marketing, operating, procedural and all other material information, and other property relating to The System, to QUP within thirty (30) days of termination.

13.  Limited Warranty; Warranty Disclaimer; Limitation of Liability.
-------------------------------------------------------------------

          (a)  Limited Warranty. QUP warrants that is has full corporate power
               ----------------
     and authority to enter into this Agreement, and further warrants that all computer software included as part of The System is Year 2000 Compliant, which means that all such software will operate prior to, during, and after the calendar year 2000, A.D., and that the software will operate during each such time period without substantial error relating to date data, specifically including error relating to, or the product of, date data which represents or references different centuries or more than one century.

          (b)  Warranty Disclaimer. THE LIMITED WARRANTY SET FORTH IN
               -------------------
      SUBSECTION 13 (a) ABOVE IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, AND QUP EXPRESSLY CLAIMS ALL OTHER WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF NON-INFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY WITH RESPECT THERETO.

          (c)  Sole Remedies. In the event that the magnetic media on which The
               -------------
     System is recorded is defective as to material or workmanship under normal at any time during the sixty (60) day period immediately following the date of installation of The System, QUP shall repair or replace any such defective magnetic media, at its sole option, upon receipt of notice of such defect from Client, provided that such notice is received within a reasonable time after such defect is or should have been known by Client. Client's sole and exclusive remedy for such defective magnetic media shall be its repair or replacement by QUP.
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Q-UP Systems In-Bank License Agreement                                    Page 3

          In the event that The System fails to substantially conform to either the operational guidelines discussed in Section 10 of this Agreement or to the Year 2000 limited warranty set out in Section 13 (a) at any time during the initial term of this Agreement QUP will, at its sole option upon receipt of written notice from Client received by QUP within a reasonable time after such failure is or should have been known by Client of such failure of The System to so substantially conform, either repair or replace The System so that it thereafter substantially conforms to such operational guidelines. In the event that QUP is unable to either so repair or replace The System within a reasonable period of time after QUP's receipt of written notice from the Client, QUP shall refund all amounts previously paid by Client pursuant to this Agreement, this Agreement shall thereupon terminate, and Client shall uninstall The System and return The System and all marketing, operating, procedural and other material information relating to The System to QUP within thirty (30) days of receiving said refund from QUP. QUP's repair or replacement of The System or, in the alternative, QUP's refund to Client of all funds paid pursuant to this
     Section 13, constitutes Client's sole and exclusive remedy for any applicable failure of The System to substantially conform to the operational guidelines for The System.

          (d)  Limitation of Damages. QUP SHALL NOT BE LIABLE TO CLIENT OR ANY
               ---------------------
     THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF THIS AGREEMENT, WHETHER OR NOT QUP HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. QUP'S LIABILITY UNDER THIS AGREEMENT FOR ANY AND ALL ACTS OR OMISSIONS SHALL NOT EXCEED THE AMOUNTS ACTUALLY PAID TO QUP UNDER THIS AGREEMENT. PROVIDED, HOWEVER, THE LIMITATION OF LIABILITY SHALL NOT APPLY TO QUP'S OBLIGATIONS PURSUANT TO SECTION 29 OF THIS AGREEMENT.

14.  Server Responsibility.
--------------------------

     QUP is responsible for the presence and continued operation of The System on Client's server.

          a)   FTP Requirements.  In the event that Client's server runs FTP, it
               ----------------
     is a security requirement that the FTP service be turned off. On occasion, a QUP representative will need to transfer files to Client, at which time the QUP representative will arrange a specific and fixed time for the FTP service to be turned on. The FTP session between QUP and Client will be password-controlled. At the end of any FTP session, the QUP representative will instruct Client to stop the FTP service.

15.  Network Security.
---------------------

     QUP agrees to secure the stand-alone Web server that is responsible for the storage of data received from the bank's core system. This stand-alone server is equipped with industry standard security measures to protect it from intrusion and corruption. If Client links the stand-alone server to any other of its networks or PC's, Client is fully responsible for the connection, configuration and security components involved with the additional connection(s).

     QUP SHALL NOT BE LIABLE TO CLIENT OR TO ANY THIRD PARTY FOR ANY BREACH OF SECURITY OR VIOLATION OF PRIVACY ISSUES THAT MAY OCCUR WITH RELATION TO THE SYSTEM. CLIENT SHALL DEFEND OR SETTLE, AT ITS OWN EXPENSE, ANY CLAIMS OR CAUSE OF ACTION OR PROCEEDING DUE TO A BREACH OF SECURITY OR VIOLATION OF PRIVACY.

16.  Confidentiality.
--------------------

     QUP and Client agree that this Agreement, and the relationship it represents, requires the exchange of confidential information over the course of normal business. QUP and Client further agree that this confidential information is to be communicated and handled in the strictest of confidence. QUP and Client agree not to disclose any information about the other to third parties that is not already readily available to the public. In short, QUP and Client agree to treat each other's confidential business data with the same sensitivity and propriety as they would their own.

17.  Electronic Bill Payment.
----------------------------

     Client agrees that for the life of this licensing agreement Client will not utilize any other software than The System for the settlement and disbursement of electronic bill payments as they originate from The System. Exclusive use of The System for originating, settling and disbursement of electronic bill payments originating from The System is a condition of this Agreement. All fees associated with Bill Payment are enumerated in Exhibit
     A. To activate Bill Payment, Client must execute the Bill Payer Activation Form- Attachment B, of this Agreement.

          a.)  Monthly Report and Fees.
               -----------------------

     QUP will record the number of users per month and bill Client as per the Bill Pay fees listed in Exhibit A. Client will be invoiced and remittance is due by the 10th of the following month.

18.  Annual License and Maintenance.
-----------------------------------

     An annual license fee is to be paid to QUP at the amount listed in Exhibit
     A. Client will receive thirty (30) days advance notice of any fee increase prior to its effective date. Fees may increase annually, but are guaranteed not to exceed 5% of the previous year's total.
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Q-UP Systems In-Bank License Agreement                                    Page 4

19.  Federal Compliance.
-----------------------

     QUP agrees to maintain compliance with any new federal regulations that may require programming changes to the System. These required changes are to be covered under Client's annual license and maintenance agreement. Client agrees to accept financial responsibility for any costs (both hardware and software) associated with conforming to Federal banking regulations, with the exception of the programming changes mention above.

20.  Copyrights and Trademarks.
------------------------------

     QUP has the sole right to copyright or trademark all components of The System, The System name and all logos associated with The System.

21.  Changes to The System.
--------------------------

     Requests by Client to modify The System will be taken and reviewed on a quarterly basis. QUP reserves the right to determine the schedule of changes for a given quarter.

22.  Jurisdiction.
-----------------

     The enforceability of this Agreement is subject to the laws of the State of Texas. Jurisdiction and venue for any action arising out of the relationship between QUP and Client shall exclusively be in state or federal court located in Travis County, Texas.

23.  Agreement.
--------------

     Once executed, this Agreement constitutes the complete understanding between Client and QUP as to the nature of their business relationship and thereon supercedes any previous agreements whether oral or written between the parties. This Agreement is executed when QUP receives the signed Agreement. This Agreement may be modified or supplemented only by a further execution of the change in writing by an authorized representative of both parties. This Agreement is binding on all heirs, successors and assignees of Client and QUP.

24.  Term and Renewal.
---------------------

     This Agreement extends to one year beyond the date named below (with signature). The Agreement renews automatically for additional one year periods unless either party notifies the other in writing of the desire to discontinue the Agreement sixty (60) days prior to the renewal date.

25.  Notices.
------------

     Please send notices to QUP Headquarters:
     Q-UP Systems
     8303 Mopac
     B 450
     Austin, Texas 78759

26.  Hold Period.
----------------

     QUP strongly recommends that after installation Client wait 30 days before introducing The System to its customer base in order to fully test and fine-tune the interface between The System and Client's core software system.

27.  Client Responsibilities for Check Imaging.
----------------------------------------------

     Client is fully responsible for providing the data interface program that transfers data between The System and Client's Host System, as well as all associated costs related to the interface.

     It is Client's responsibility, in conjunction with Client's check imaging vendor, to supply QUP with the required check image file format for images and indices, if available. QUP will write a check imaging interface to meet these file format specifications. In addition, Client, in conjunction with Client's check imaging vendor, is responsible for providing the application that retrieves and delivers the image files to the Web server, either through direct connection to the Web server or shared space on Client's Local Area Network (LAN).

28.  Web Site Fee Schedule.
--------------------------

     See Exhibit B for specifics on product and services to be provided by QUP.

29.  Indemnification.
--------------------

     QUP hereby agrees to indemnify Client and hold Client harmless, subject to the limitation of liability stated in Section 13(d) of this Agreement, from and against any claims of infringement of any copyright or trade secret protected under the laws of the United States, including reasonable legal fees and expenses. QUP's obligation to so indemnify and hold harmless
     Client is expressly conditioned on Client notifying QUP in writing promptly after Client becomes aware of any such claim, and Client will allow QUP to control the proceedings. Client will cooperate fully with QUP during such proceedings. In the event any permanent injunction is entered prohibiting Client from utilizing all or any part of The System, QUP may but shall not be obligated to replace, in whole or in part, the subject of the injunction with substantially compatible and functionally equivalent software and/or items, or modify such software or other items to avoid infringement.
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                                                                          Page 5

30. Signatures
--------------

     By signing this page, authorized parties of both Client and Q-UP agree to the terms and conditions set forth in the entire agreement.


Sage Systems, dba QUP Systems                    Pacific Mercantile Bank

By:        Mr. L. D. Martin                 By:       Mr. John P. Cronin
   ---------------------------------              -----------------------------
        (print or type name)                         Mr. Daniel L. Erickson
                                                  -----------------------------
                                                   (print or type name)

Title:        President                     Title:         EVP
      ------------------------------              --------------------------
                                                           EVP
                                                  --------------------------

Date:           1-28-99                     Date:           1-28-99
     -------------------------------             ---------------------------

                                                    /s/ John P. Cronin
                                                 ---------------------------

          /s/ L.D. Martin                           /s/ Daniel L. Erikson
     -------------------------------             ---------------------------
            Q-UP Signature                            Client Signature